CLOUD, NEFF CAPITAL APPRECIATION FUND

                                   PROSPECTUS

                                  JUNE 1, 2000

               Investment objective: Long term capital appreciation.

                           5314 South Yale, Suite 606
                                 Tulsa, OK 74135

                            Toll Free (888) 464-6815

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                                TABLE OF CONTENTS

                                                                            PAGE

RISK RETURN SUMMARY..........................................................3

FEES AND EXPENSES OF INVESTING IN THE FUND...................................5

HOW TO BUY SHARES............................................................6

HOW TO REDEEM SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE............................................10

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................10

MANAGEMENT OF THE FUND......................................................11

FOR MORE INFORMATION................................................BACK COVER



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RISK RETURN SUMMARY

INVESTMENT OBJECTIVE

    The investment objective of the Cloud, Neff Capital Appreciation Fund is long term capital appreciation.

PRINCIPAL STRATEGIES

      The Fund invests primarily in common stocks of large capitalization U.S. companies (those with market capitalizations above $5 billion). The Fund's adviser uses fundamental analysis to select securities of companies that it believes have potential for strong earnings growth and increasing demand for the goods or services they produce. The factors analyzed include revenue and earnings growth rate, return on reinvested profits, consistency of earnings growth, and management history of quickly reacting to changing business trends.

      The Fund's adviser seeks companies that it believes are reasonably priced when compared to other companies in the same industry and peer group. The adviser also seeks companies that it believes will be able to grow earnings in changing interest rate environments and that are internationally diversified. The adviser favors companies that are dominant in their respective industry groups, based on market share and/or market capitalization. The Fund will sell a security when the adviser determines that the security has become fully valued, that the company demonstrates weakened earnings potential, or that other companies offer better long term growth characteristics.

      While it is anticipated that the Fund will diversify its investments across a range of industries and industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's adviser seeks the best investment values regardless of sector. The Fund may, for example, be overweighted at times in the technology, pharmaceutical and financial services sectors. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

PRINCIPAL RISKS OF INVESTING IN THE FUND

o MANAGEMENT RISK. The adviser's strategy may fail to produce the intended results. Additionally the Fund has no operating history and the Fund's adviser has no prior experience managing the assets of a mutual fund.

o COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio.

o VOLATILITY RISK. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.

o SECTOR RISK. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the technology sector, it will be affected by developments affecting that sector.

o Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence

o The pharmaceutical sector is subject to government regulation and government approval of products, which could have a significant effect on price and availability. Pharmaceutical companies can be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

o The financial services industries are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. For example, regulatory changes may make the industry more competitive and some compaies may be negatively affected. The profitability of companies in the financial services industries can be significantly affected by the cost of capital, changes in interest rates, and price competition.

o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund may not be appropriate for use as a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

 GENERAL

    The investment objective of the Fund may be changed without shareholder approval.

    From time to time, the Fund may take temporary defensive positions, which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

    In addition, the Fund may invest to a limited degree in S&P Depositary Receipts ("SPDRs") and Nasdaq-100 Shares pending selection of investments in accordance with its policies. SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company which was established to own the stocks included in the S&P 500 Index. Nasdaq-100 Shares are similar to SPDRs, but own the stocks that comprise the Nasdaq 100 Index. The price and dividend yield of these securities track the movement of the corresponding index relatively closely. The Fund will indirectly bear its proportionate share of any fees and expenses paid by the exchange-traded shares in which it invests in addition to the fees and expenses payable directly by the Fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

      The Nasdaq 100 Shares invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

HOW THE FUND HAS PERFORMED

Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because the Fund is recently organized and has annual returns of less than one year.


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                          FEES AND EXPENSES OF THE FUND

The tables describe the fees and estimated expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases            NONE
Maximum Deferred Sales Charge (Load)                        NONE
Redemption Fee                                              NONE

ANNUAL FUND OPERATING EXPENSES1
 (expenses that are deducted from Fund assets)
Management Fee                                              2.00%
Distribution and/or Service (12b-1) Fees                    NONE
Other Expenses                                              0.60%
Total Annual Fund Operating Expenses                        2.60%

1 Expenses are based on estimated amounts for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 YEAR                    3 YEARS
                              ------                    -------
                              $267                       $818


                                HOW TO BUY SHARES

INITIAL PURCHASE

      The minimum initial investment in the Fund is $100,000. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. Account minimums may be waived for clients of the Fund's adviser.

      BY MAIL - To be in proper form, your initial purchase request must include: o a completed and signed investment application form (which accompanies this Prospectus);

o     a check made payable to the Fund;

            Mail the application and check to:

U.S. Mail:                              Overnight:
Cloud, Neff Capital Appreciation Fund   Cloud, Neff Capital Appreciation Fund
c/o Unified Fund Services, Inc.         c/o  Unified  Fund Services, Inc.
P.O. Box 6110                           431  North  Pennsylvania Street
Indianapolis, Indiana  46206-6110       Indianapolis, Indiana 46204

      BY WIRE - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (888) 464-6815 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Cloud, Neff Capital Appreciation Fund
      D.D.A.# 821661790
      Account Name _________________      (write in shareholder name)
      For the Account # ______________    (write in account number)

      You must mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

      You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain: o your name o the name of your account(s), o your account number(s), o the name of the Fund o a check made payable to the Fund Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

TAX SHELTERED RETIREMENT PLANS

      Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the Transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

      You may receive redemption payments in the form of a check or federal wire transfer. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

      BY MAIL - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         Cloud, Neff Capital Appreciation Fund
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         Indianapolis, Indiana  46206-6110

      Proper order means your request for a redemption must include: o the Fund name and account number, o account name(s) and address, o the dollar amount or number of shares you wish to redeem.

      Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or Unified Fund Services, Inc., you may be required to furnish additional legal documents to insure proper authorization.

      BY TELEPHONE - You may redeem any part of your account in the Fund by calling the transfer agent at (888) 464-6815. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the transfer agent at (888) 464-6815. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                        DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's Board of Trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days that the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the fund.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      DIVIDENDS AND DISTRIBUTIONS

      The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of capital gains.

      TAXES

      In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a long term capital gains distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

      Cloud, Neff & Associates, Inc., 5314 South Yale, Suite 606, Tulsa, OK 74135, serves as investment adviser to the Fund. Cloud, Neff has been managing discretionary investment Funds since 1990. The firm serves pension plans, trusts, individuals, and all other forms of investment clients. The firm's primary goal is the management of domestic equity portfolios. As of December 31, 1999, Cloud, Neff had approximately $20 million under management. The Fund is authorized to pay the adviser a fee equal to 2.00% of its average daily net assets.

     Cloud, Neff was founded in 1990 by Richard R. Cloud and David L. Neff, CPA. Mr. Neff is the President of Cloud, Neff. Mr. Cloud is the vice president of the firm and has primary responsibility for management of equity accounts. From 1990 to 1995, both were registered representatives of the broker dealer subsidiary of Phoenix Home Life. Richard R. Cloud has been primarily responsible for the day to day management of the Fund since its inception.

      The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                              FOR MORE INFORMATION

    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

      Call the Fund at (888) 464-6815 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act #811-09541

                      CLOUD, NEFF CAPITAL APPRECIATION FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 2000

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Cloud, Neff Capital Appreciation Fund dated June 1, 2000. A free copy of the Prospectus can be obtained by writing the Transfer Agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-464-6815.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND THE FUND..........................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS................................................................3

INVESTMENT LIMITATIONS.........................................................4

THE INVESTMENT ADVISER ........................................................6

TRUSTEES AND OFFICERS..........................................................7

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................8

DETERMINATION OF SHARE PRICE...................................................9

INVESTMENT PERFORMANCE.........................................................9

CUSTODIAN.....................................................................10

TRANSFER AGENT................................................................10

ACCOUNTANTS...................................................................11

DISTRIBUTOR...................................................................11

ADMINISTRATOR.................................................................11

DESCRIPTION OF THE TRUST AND THE FUND

      The Cloud, Neff Capital Appreciation Fund (the "Fund") was organized as a diversified series of AmeriPrime Advisors Trust (the "Trust") on April 10, 2000. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is Cloud, Neff & Associates, Inc. (the "Adviser").

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the Shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated and will been titled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Prior to the public offering of the Fund, AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, purchased all of the outstanding shares of the Fund and may be deemed to control the Fund. As the controlling shareholder, AmeriPrime Financial Securities, Inc. could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser. After the public offering commences, it is anticipated that AmeriPrime Financial Securities, Inc. will no longer control the Fund.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains a discussion of some of the investments the Fund may make and some of the techniques they may use.

            A. Equity Securities. The Fund may invest in equity securities, which include common stock, preferred stock, rights and warrants to subscribe to or purchase such securities, and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

      The Fund may invest in foreign companies by purchasing American Depository Receipts ("ADRs") and index products like World Equity Benchmark Shares ("WEBS"). An ADR is a U.S. dollar denominated certificate that evidences ownership of shares of a foreign company. They are alternatives to the direct purchase of the underlying foreign stock. WEBS represent a broad portfolio of publicly traded stocks in a selected country. Each WEBS Index Series seeks to generate investment results that generally correspond to the market yield performance of a given Morgan Stanley Capital International ("MSCI") index. The Fund will not invest in foreign companies located in undeveloped or emerging markets.

    To the extent the Fund invests in ADRs or foreign index products, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information.

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. The Adviser expects that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser.

      Equity securities also include SPDRs (known as "Spiders"). These are Standard & Poor's Depositary Receipts based on the S&P 500 or S&P 400 Composite Stock Price Index or the NASDAQ 100 Price Index (NDX). The SPDR Trust is a unit investment trust that holds shares of all the companies in the S&P 500, 400, or NDX and closely tracks the price performance and dividend yield of the applicable Index. SPDRs trade on the American Stock Exchange under the ticker symbol "SPY", "MDY", and "QQQ."

      B. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund have an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Fund's Prospectus or Statement of Additional Information.

     5. Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. Short Sales. The Fund will not effect short sales of securities except as described in the Fund's Prospectus or Statement of Additional Information.

THE INVESTMENT ADVISER

     The Fund's investment adviser is Cloud, Neff & Associates, Inc., 5314 South Yale, Suite 606, Tulsa, OK 74135. Richard R. Cloud and David L. Neff may each be deemed to control the Adviser due to their respective share of the ownership of the Adviser.

      Under the terms of the management agreement (the "Agreement"), the adviser manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.0% of the average daily net assets of the Fund.

      The Adviser retains the right to use the name "Cloud, Neff" in connection with another investment company or business enterprise with which the adviser is or may become associated. The Trust's right to use the name "Cloud, Neff" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the adviser on ninety days written notice.

      The adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

Name, Age and Address    Position         Principal Occupation During Past 5 Years
--------------------------------------------------------------------------------------
Kenneth D. Trumpfheller  President,    President, Treasurer , and Secretary of AmeriPrime
1793 Kingswood Drive     Secretary,    Financial Services, Inc., the Fund's administrator, and
Suite 200                Treasurer,    AmeriPrime Financial Securities, Inc., the Fund's
Southlake, TX  76092     and Trustee   distributor, since 1994.  President, Secretary, Treasurer and
                                       Trustee of AmeriPrime Funds and  AmeriPrime Insurance
                                       Trust.  Prior to December, 1994 a senior client executive
Year of Birth:  1958                   with SEI Financial Services.
                         -------------------------------------------------------------
--------------------------------------------------------------------------------------
Mark W. Muller           Trustee       Account Manager for Clarion Technologies, a manufacturer
175 Westwood Drive                     of automotive, heavy truck, and consumer goods, from 1996
Suite 300                              to present.  From 1986 to 1996, an engineer for Sicor, a
Southlake, TX  76092                   telecommunication hardware company.

Year of Birth:  1964
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
Richard J. Wright, Jr.   Trustee       Various positions with Texas Instruments, a technology
8505 Forest Lane                       company, since 1995, including the following : Program
MS 8672                                Manager for Semi-Conductor Business Opportunity
Dallas, TX  75243                      Management System, 1998 to present; Development Manager
                                       for web-based interface, 1999 to present; Systems Manager for
                                       Semi-Conductor Business Opportunity Management System,
                                       1997 to 1998; Development Manager of Acquisition Manager,
                                       1996-1997; Operations Manager for Procurement Systems,
Year of Birth:  1962                   1994-1997.
--------------------------------------------------------------------------------------


      The following table estimates the Trustees' compensation for the first full fiscal year. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

=================================================================
                          AGGREGATE TOTAL COMPENSATION

                       COMPENSATION FROM TRUST (THE TRUST

NAME                     FROM TRUST       IS
                                          NOT IN A FUND COMPLEX)

-----------------------------------------------------------------
Kenneth D. Trumpfheller        0                0
-----------------------------------------------------------------
Mark W. Muller                 $6,000           $6,000
-----------------------------------------------------------------
Richard J. Wright              $6,000           $6,000
=================================================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Fund's adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Fund's adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's adviser, subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Fund's adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

      The  Fund  may  periodically  advertise  "average  annual  total  return."
"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1+T)n=ERV

Where:   P     =     a hypothetical $1,000 initial investment
         T     =     average annual total return
         n     =     number of years
         ERV   =     ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

      The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

      In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar Bank, N.A., 425 Walnut Street M.L 6118, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For its services as transfer agent, Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900). In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of each Fund's assets from $100 million to $300 million and 0.020% of each Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,100 per month for assets of $20 to $100 million).

ACCOUNTANTS

      The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the first fiscal year. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

      AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092, is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is an affiliate of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

ADMINISTRATOR

            The Fund retains AmeriPrime Financial Services, Inc., 1793 Kingswood Drive, Suite 200, Southlake, TX 76092, (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars. The Administrator, the Distributor, and Unified (the Fund's transfer agent) are controlled by Unified Financial Services, Inc.